SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 30, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On May
         30, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended July 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended July 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  September 12, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  July 31,     February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,544    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      49,594        46,818
    Other Receivables                                 4,965         8,199
    Prepaid Expenses                                  3,286         2,429
                                                  ---------     ---------
    Total Current Assets                             66,389        65,134
                                                  ---------     ---------

    Land and Buildings                               21,975        22,821
    Fixtures, Furniture and Vehicles                  9,263         9,077
    Leasehold Improvements                           23,286        23,132
    Construction in Progress                             72            --
                                                  ---------     ---------
    Total Property and Equipment                     54,596        55,030
    Accumulated Depreciation and Amortization        20,333        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      34,263        36,058
                                                  ---------     ---------

    Other Assets                                    117,950       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  218,602    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                    428         2,842
    Accrued Expenses                                 31,825        31,042
    Income Tax Currently Payable                        213           766
    Deferred Revenue                                  7,098         8,180
                                                  ---------     ---------
    Total Current Liabilities                        39,564        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               713,677       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (897,036)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (534,639)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  218,602    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Five Months Ended
                                              July 31, 2002       July 31, 2002
                                         ------------------  ------------------

Sales                                              $ 29,059          $ 141,920
Costs of Sales                                       15,840             77,666
                                                    -------            --------
    Maintained Margin                                13,219             64,254


Other Income                                          3,660             11,964
                                                    -------            --------
    Total Income                                     16,879             76,218


Selling, General & Administrative Expense            15,007             73,343
Interest Expense                                        101                318
                                                    -------            --------
    Total Operating Expense                          15,108             73,661

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes         1,771              2,557

Reorganization Items:
  Store and Distribution Center Exit Costs              108                185
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                 --
  Interest Income                                        --                 --
  Trustee Fees                                          (11)               (23)
  Professional Fees                                    (359)            (2,058)
                                                    -------            --------
     Total Reorganization Items                        (262)            (1,895)

Delivered Sales Adjustment                             (729)              (247)
                                                    -------            --------
Income (Loss) Before Income Taxes                       780                416
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $    780          $     416
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.01)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Five Months Ended
                                             July 31, 2002      July 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $    780          $      416
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      297               1,476
   Reorganization items                               263               1,894
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                            1,395               3,273
       Inventories                                   (187)             (2,776)
       Prepaid expenses                                61                (867)
       Deferred taxes                                  --                  --
       Deferred revenue                             1,934              (1,082)
       Accounts payable                            (2,109)             (2,858)
       Accrued expenses                             3,038                   9
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              5,472                (515)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (79)               (482)
  Disposals of property and equipment                   3               1,002
  Proceeds from dispositions of fixed
    assets - reorganization                            --                 826
  Miscellaneous investments                           770               7,605
                                                 ---------           ---------
Net cash provided by investing activities             694               8,950
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                            0                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                  (5,810)             (7,575)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                             (5,810)             (7,579)
                                                 ---------           ---------
Net increase in cash                                  356                 856
Cash at beginning of period                         8,188               7,688
                                                 ---------           ---------
Cash at end of period                           $   8,544          $    8,544
                                                 =========           =========
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